Federated Prime Management Obligations Fund
A Portfolio of Money Market Obligations Trust

SUPPLEMENT TO Summary Prospectuses and Prospectuses DATED September 30, 2013
On April 30, 2014, the Board of Trustees of Money Market Obligations Trust approved the reorganization of Federated Prime Management Obligations Fund (PMOF or the “Fund”) into Federated Money Market Management (MMM). Federated Investment Management Company is the investment adviser to both PMOF and MMM. On April 30, 2014, based on the recommendation of the Fund's adviser, the Board determined that the reorganization of the Fund was in the best interests of the Fund and its shareholders and that the interests of existing shareholders will not be diluted as a result of the reorganization. After the reorganization, shareholders of PMOF will be invested in a fund with identical investment objectives and strategies that invests exclusively in the highest rated securities and has lower net expenses.
Under the terms of the proposed Agreement and Plan of Reorganization approved by the Board of Trustees of Money Market Obligations Trust, PMOF will transfer all or substantially all of its assets to MMM in exchange solely for Institutional (IS), Capital (CAP) and Service Shares (SS) of MMM. PMOF will then distribute, pro rata, to its shareholders of record, determined as of the date of the reorganization, all of the MMM shares received by PMOF in complete liquidation and dissolution of PMOF.
As a result of the reorganization, each shareholder of PMOF will become a shareholder of MMM and will receive shares of MMM of equal value to the shareholder's shares in PMOF. It is anticipated that the reorganization will be treated as a tax-free reorganization for federal tax purposes. PMOF will distribute any undistributed income and realized capital gains accumulated prior to the reorganization to its shareholders. These distributions, if any, will be taxable.
Prior to the reorganization, which is expected to occur at the close of business on or about July 18, 2014, PMOF intends to purchase only the highest rated securities, or their equivalents to align the portfolio with MMM and to facilitate the liquidation of PMOF. PMOF may incur expenses associated with these transactions, which are not anticipated to be significant. PMOF may stop accepting new investments, and purchasing portfolio securities, at some time prior to the reorganization date in order to facilitate the transfer of its portfolio securities to MMM as part of the reorganization.
Shareholder approval is not required to effect the reorganization, but shareholders will receive a Prospectus/Information Statement which describes in detail MMM and the terms of the reorganization.
May 30, 2014

Federated Prime Management Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452177 (5/14)
Federated Money Market Management
A Portfolio of Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER MMPXX)
SERVICE SHARES (TICKER MMSXX)
CAPITAL SHARES (TICKER MMLXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES and prospectusES DATED september 30, 2013 AND MARCH 14, 2014
Federated Money Market Management (“Fund”) is entering into an Agreement and Plan of Reorganization pursuant to which the Fund will acquire all or substantially all of the assets of Federated Prime Management Obligations Fund (PMOF), a portfolio of Money Market Obligations Trust, in exchange for Institutional Shares, Service Shares and Capital Shares of the Fund, which will be distributed pro rata by PMOF to shareholders of its Institutional Shares, Service Shares and Capital Shares, respectively, in complete liquidation and termination of PMOF. Shareholder approval is not required to effect the reorganization. Accordingly, after the reorganization, which is expected to occur at the close of business on or about July 18, 2014, the date in the definition of “Termination Date” in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to June 1, 2015.
May 30, 2014
Federated Money Market Management
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452176 (5/14)